                                                                   EX-99.906CERT

                                  CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Worldwide Emerging Markets Fund, do hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of Worldwide Emerging Markets Fund for the
period ended June 30, 2008 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934
and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Worldwide
Emerging Markets Fund.

Dated:     August 28, 2008                /s/ Keith J. Carlson
                                        ----------------------------------------
                                        Keith J. Carlson
                                        Chief Executive Officer
                                        Worldwide Emerging Markets Fund

Dated:     August 28, 2008               /s/ Bruce J. Smith
                                        ----------------------------------------
                                        Bruce J. Smith
                                        Chief Financial Officer
                                        Worldwide Emerging Markets Fund

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.